Exhibit 5

April 24, 2013

J. C. Penney Company, Inc.

J. C. Penney Corporation, Inc.

6501 Legacy Drive

Plano, Texas 75024

Re:	J. C. Penney Company, Inc. and J. C. Penney Corporation, Inc.
Registration Statement on Form S-3

Ladies and Gentlemen:

I am Executive Vice President, General Counsel and Secretary of J. C. Penney Company, Inc., a Delaware corporation (the “Company”), and J. C. Penney Corporation, Inc., a Delaware corporation (“JCP” and, together with the Company, the “Registrants”), and have acted as counsel to the Registrants in connection with the automatic shelf registration statement on Form S-3 (the “Registration Statement”) to be filed on the date hereof by the Registrants with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”). The Registration Statement relates to, among other things, the issuance and sale from time to time, pursuant to Rule 415 of the General Rules and Regulations promulgated under the Act (a) by JCP, of the following securities of JCP: (i) debt securities, which will be fully and unconditionally guaranteed by the Company, will be non-convertible and may be senior or subordinated and secured or unsecured (the “JCP Debt Securities”), in one or more series, which are to be issued pursuant to an indenture (the “JCP Indenture”), proposed to be entered into among JCP, the Company, as guarantor, and Wilmington Trust, National Association, as trustee (the “Indenture Trustee”), a form of which indenture is being filed as an exhibit to the Registration Statement, (ii) warrants to purchase JCP Debt Securities or Co-Issuer Securities (as defined below) (the “JCP Warrants”) as shall be designated by JCP at the time of the offering and issued pursuant to one or more warrant agreements (each, a “JCP Warrant Agreement”) proposed to be entered into between JCP and warrant agents to be named (each, a “JCP Warrant Agent”), and (iii) guarantees of the Company Debt Securities (as defined below) (the “JCP Debt Guarantees”), (b) by the Company, of the following securities of the Company: (i) shares of common stock, 50¢ par value per share (“Common Stock”); (ii) shares of preferred stock, without par value (“Preferred Stock”), in one or more series; (iii)

J. C. Penney Company, Inc.

J. C. Penney Corporation, Inc.

April 24, 2013

fractional shares of Preferred Stock represented by depositary shares (the “Depositary Shares”) evidenced by depositary receipts (the “Receipts”), which may be issued pursuant to one or more deposit agreements (each, a “Deposit Agreement”), proposed to be entered into between the Company and a bank or trust company to be named (the “Depositary”); (iv) debt securities, which may be guaranteed by JCP, and may be senior or subordinated, convertible or non-convertible and secured or unsecured (the “Company Debt Securities”), in one or more series, which are to be issued pursuant to an indenture (the “Company Indenture”), proposed to be entered into between the Company and the Indenture Trustee; (v) guarantees of the JCP Debt Securities (the “Company Debt Guarantees” and, together with the JCP Debt Guarantees, the “Guarantees”); (vi) warrants to purchase Common Stock, Preferred Stock, Company Debt Securities or Co-Issuer Securities (the “Company Warrants”) as shall be designated by the Company at the time of the offering and issued pursuant to one or more warrant agreements (each, a “Company Warrant Agreement”) proposed to be entered into between the Company and warrant agents to be named (the “Company Warrant Agent”); (vii) stock purchase contracts of the Company (“Stock Purchase Contracts”) obligating the holders to purchase from or sell to the Company, and the Company to sell to or purchase from the holders, Common Stock at a future date or dates, which may be issued under one or more purchase contract agreements (each, a “Stock Purchase Contract Agreement”) proposed to be entered into by the Company and a purchase contract agent or agents to be named (each, a “Stock Purchase Contract Agent”); and (viii) stock purchase units of the Company (“Stock Purchase Units”), each representing ownership of a Stock Purchase Contract and any of the Company Debt Securities or debt obligations of third parties, including United States Treasury securities, in each case securing a holder’s obligation to purchase shares of Common Stock under the Stock Purchase Contract, and (c) by the Registrants, of debt securities of the Registrants, which will be non-convertible and may be senior or subordinated and secured or unsecured (the “Co-Issuer Securities”), in one or more series, which are to be issued pursuant to an indenture (the “Co-Issuer Indenture”), proposed to be entered into among JCP and the Company, as co-obligors, and the Indenture Trustee, a form of which indenture is being filed as an exhibit to the Registration Statement. The Registration Statement also relates to the sale of shares of Common Stock from time to time by the selling stockholder identified in the Registration Statement (the “Selling Stockholder” and, such shares, the “Secondary Shares”), pursuant to Rule 415 of the General Rules and Regulations promulgated under the Act. The JCP Debt Securities, the JCP Warrants and the JCP Debt Guarantees are collectively referred to herein as the “Offered JCP Securities.” The Common Stock, the Preferred Stock, the Depositary Shares, the Company Debt Securities, the Company Debt Guarantees, the Company Warrants, the Stock Purchase Contracts and the Stock Purchase Units are collectively referred to herein as the “Offered Company Securities.” This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

In rendering the opinions stated herein, I have examined and relied upon the following:

(i)	an executed copy of the Registration Statement;

(ii)	the form of the JCP Indenture being filed as an exhibit to the Registration Statement;

(iii)	the form of the Company Indenture being filed as an exhibit to the Registration Statement;

(iv)	the form of the Co-Issuer Indenture being filed as an exhibit to the Registration Statement;

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J. C. Penney Corporation, Inc.

April 24, 2013

(v)	an executed copy of the Warrant Purchase Agreement, dated June 13, 2011, by and between Ronald Bruce Johnson and the Company (the “Warrant Purchase Agreement”);

(vi)	an executed copy of the Warrant, dated June 13, 2011, issued to Ronald Bruce Johnson (the “Warrant”);

(vii)	a copy of the Restated Certificate of Incorporation of the Company, as amended as of the date hereof (the “Company Certificate of Incorporation”);

(viii)	a copy of the Certificate of Incorporation of JCP, as amended as of the date hereof (the “JCP Certificate of Incorporation”);

(ix)	a copy of the Bylaws of the Company, as amended and in effect as of the date hereof (the “Company Bylaws”);

(x)	a copy of the Bylaws of JCP, as amended and in effect as of the date hereof (the “JCP Bylaws”);

(xi)	a copy of certain resolutions of the Board of Directors of the Company (the “Company Board of Directors”) relating to the registration of the Offered Company Securities and the Co-Issuer Securities, the issuance of the Secondary Shares and the registration of the Secondary Shares; and

(xii)	a copy of certain resolutions of the Board of Directors of JCP (the “JCP Board of Directors”) relating to the registration of the Offered JCP Securities and the Co-Issuer Securities.

I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Registrants and such agreements, certificates and receipts of public officials, and such other documents as I have deemed necessary or appropriate as a basis for the opinions stated below. I have assumed that the statements regarding matters of fact in the certificates, records, agreements, instruments and documents that I have examined are accurate and complete.

In my examination, I have assumed the genuineness of all signatures, including endorsements, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. In making my examination of executed documents or documents to be executed, I have assumed (i) that the parties thereto, other than the Registrants, had or will have the power, corporate or other, to enter into and perform all obligations thereunder, and (ii) the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents, and the validity and binding effect thereof on such parties.

I have assumed that the JCP Indenture, the Company Indenture and the Co-Issuer Indenture, in substantially the forms reviewed by me, any supplemental indenture to the JCP Indenture, the Company Indenture or the Co-Issuer Indenture, and each Deposit Agreement, Company Warrant Agreement, Stock Purchase Contract Agreement, Stock Purchase Unit and JCP Warrant Agreement will

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J. C. Penney Corporation, Inc.

April 24, 2013

be duly authorized, executed and delivered by the Indenture Trustee, Depositary, Company Warrant Agent, Stock Purchase Contract Agent or JCP Warrant Agent, as the case may be, and that each Depositary Share, Receipt, Company Debt Security, JCP Debt Security, Co-Issuer Security, Company Warrant, Stock Purchase Contract, Stock Purchase Unit or JCP Warrant that may be issued will be manually authenticated, signed or countersigned, as the case may be, by duly authorized officers of the Indenture Trustee, Depositary, Company Warrant Agent, Stock Purchase Contract Agent or JCP Warrant Agent, as the case may be. In addition, I have assumed (a) that the terms of the Offered Company Securities and the Co-Issuer Securities will have been established so as not to, and that the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Company Indenture or the Co-Issuer Indenture, as applicable, and any supplemental indenture thereto, the Depositary Agreements, the Company Warrant Agreements, the Stock Purchase Contract Agreements, the Offered Company Securities and the Co-Issuer Securities will not, violate, conflict with or constitute a default under (i) any agreement or instrument to which the Company or its properties are subject, (ii) any law, rule or regulation to which the Company or its properties are subject, (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority, and (b) that the terms of the Offered JCP Securities and the Co-Issuer Securities will have been established so as not to, and that the execution and delivery by JCP of, and the performance by JCP of its obligations under, the JCP Indenture or the Co-Issuer Indenture, as applicable, and any supplemental indenture thereto, the JCP Warrant Agreements, the Offered JCP Securities and the Co-Issuer Securities will not, violate, conflict with or constitute a default under (i) any agreement or instrument to which JCP or its properties are subject, (ii) any law, rule or regulation to which JCP or its properties are subject, (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority. I have assumed that (i) the Company will receive the consideration for the Secondary Shares called for by the Warrant and Warrant Purchase Agreement, and (ii) if the Secondary Shares are to be certificated, certificates approved by the Company Board of Directors and in the form required under the laws of the State of Delaware representing the Secondary Shares will have been duly executed, countersigned, registered and delivered upon payment of the consideration set forth in the Warrant and Warrant Purchase Agreement. I have assumed that the choice of New York law to govern the JCP Indenture, the Company Indenture, the Co-Issuer Indenture and any supplemental indentures thereto, the Company Debt Securities, the JCP Debt Securities and the Co-Issuer Securities, is a valid and legal provision. I have also assumed that New York law will be chosen to govern the Guarantees, the Deposit Agreements, the Receipts, the Company Warrant Agreements, the Stock Purchase Contract Agreements, the Stock Purchase Contracts, the Stock Purchase Units and the JCP Warrant Agreements, that such choice in each case is a valid and legal provision and that the Deposit Agreements and the Depositary Shares, the Company Warrant Agreements and the Company Warrants, the Stock Purchase Contract Agreements, Stock Purchase Contracts and Stock Purchase Units, and the JCP Warrant Agreements and the JCP Warrants will contain all provisions required under the laws of the State of Delaware in respect of contracts for the sale of securities issued by a Delaware corporation. As to any facts relevant to the opinions expressed herein that I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Registrants and others and of public officials.

I do not express any opinion with respect to the laws of any jurisdiction other than (i) the General Corporation Law of the State of Delaware (the “DGCL”) and (ii) the laws of the State of New York and, to the extent that judicial or regulatory orders or decrees or consents, approvals, licenses,

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April 24, 2013

authorizations, validations, filings, recordings or registrations with governmental authorities are relevant, to those required under such laws (all of the foregoing being referred to as “Opined on Law”). I do not express any opinion with respect to the law of any jurisdiction other than Opined on Law or as to the effect of any such non-Opined on Law on the opinions herein stated. The Offered Company Securities, the Offered JCP Securities and the Co-Issuer Securities may be issued from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions stated herein, I am of the opinion that:

1. With respect to any shares of Common Stock to be offered by the Company pursuant to the Registration Statement (the “Offered Common Stock”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Common Stock has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations promulgated thereunder; (iii) if the Offered Common Stock is to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Common Stock has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Company Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance of the Offered Common Stock and related matters; (v) terms of the issuance and sale of the Offered Common Stock have been duly established and are then in conformity with the Company Certificate of Incorporation and the Company Bylaws so as not to violate any applicable law, the Company Certificate of Incorporation or the Company Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or other governmental authority having jurisdiction over the Company; (vi) if the Offered Common Stock is to be certificated, certificates in the form required under Delaware corporate law representing the shares of Offered Common Stock have been duly executed and countersigned; and (vii) the shares of Common Stock are registered in the Company’s share registry and delivered upon payment of the agreed-upon consideration therefor, the shares of Offered Common Stock, when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized, validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than 50¢ per share of Common Stock.

2. With respect to the shares of any series of Preferred Stock to be offered by the Company pursuant to the Registration Statement (the “Offered Preferred Stock”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Preferred Stock has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations promulgated thereunder; (iii) if the Offered Preferred Stock is to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Preferred Stock has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Company Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Preferred Stock and related matters, including the adoption of a Certificate of Designations for the Offered Preferred Stock in

J. C. Penney Company, Inc.

J. C. Penney Corporation, Inc.

April 24, 2013

accordance with the applicable provisions of the DGCL (the “Certificate of Designations”); (v) the filing of the Certificate of Designations with the Secretary of State of the State of Delaware, in the form to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, has duly occurred; (vi) the terms of the Offered Preferred Stock and of their issuance and sale have been duly established and are then in conformity with the Company Certificate of Incorporation, including the Certificate of Designations relating to the Offered Preferred Stock, and the Company Bylaws so as not to violate any applicable law, the Company Certificate of Incorporation or the Company Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or other governmental authority having jurisdiction over the Company; (vii) if the Offered Preferred Stock is to be certificated, certificates in the form required under the DGCL representing the shares of Offered Preferred Stock have been duly executed and countersigned; and (viii) the shares of Offered Preferred Stock are registered in the Company’s share registry and delivered upon payment of the agreed-upon consideration therefor, the shares of Offered Preferred Stock, when issued and sold or otherwise distributed in accordance with the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be duly authorized, validly issued, fully paid and nonassessable.

3. With respect to any Depositary Shares to be offered by the Company pursuant to the Registration Statement (the “Offered Depositary Shares”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Depositary Shares has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations promulgated thereunder; (iii) if the Offered Depositary Shares are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Depositary Shares has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Company Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Depositary Shares and related matters; (v) the applicable Deposit Agreement has been duly authorized, executed and delivered by each party thereto; (vi) the terms of the Offered Depositary Shares and of their issuance and sale have been duly established and are then in conformity with the applicable Deposit Agreement so as not to violate any applicable law, the Company Certificate of Incorporation or the Company Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or other governmental authority having jurisdiction over the Company and the applicable Depositary; (vii) the Offered Depositary Shares have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Deposit Agreement to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act, in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto; (viii) the Preferred Stock relating to such Offered Depositary Shares have been duly issued and paid for in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto; and (ix) the Receipts evidencing such Offered Depositary Shares are duly issued against the deposit of such Preferred Stock in accordance with the Deposit Agreement, such Receipts will be validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, and the Offered

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April 24, 2013

Depositary Shares, when issued and sold or otherwise distributed in accordance with the applicable Deposit Agreement and the applicable purchase agreement or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

4. With respect to any series of Company Debt Securities to be offered by the Company pursuant to the Registration Statement (the “Offered Company Debt Securities”) and any JCP Debt Guarantees with respect to such Offered Company Debt Securities (the “Offered JCP Guarantees”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act and the Company Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”); (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Company Debt Securities and the Offered JCP Guarantees has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations promulgated thereunder; (iii) if the Offered Company Debt Securities and the Offered JCP Guarantees are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Company Debt Securities and the Offered JCP Guarantees has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Company Indenture and any supplemental indenture relating to the Offered Company Debt Securities and the Offered JCP Guarantees have been duly authorized, executed and delivered by the Company and the other parties thereto; (v) the Company Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance, sale and terms of the Offered Company Debt Securities and related matters; (vi) the JCP Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of JCP have taken all necessary corporate action to approve the issuance, sale and terms of the Offered JCP Guarantees and related matters; (vii) the terms of the Offered Company Debt Securities and the Offered JCP Guarantees and of their issuance and sale have been duly established in conformity with the Company Indenture and any supplemental indenture relating to such Offered Company Debt Securities and the Offered JCP Guarantees so as not to violate any applicable law or the Company Certificate of Incorporation, the Company Bylaws, the JCP Certificate of Incorporation, or the JCP Bylaws as then in effect or result in a default under or breach of any agreement or instrument binding upon the Company or JCP and so as to comply with any requirement or restriction imposed by any court or other governmental authority having jurisdiction over the Company or JCP; and (viii) the Offered Company Debt Securities and the Offered JCP Guarantees, in a form compliant with the Company Indenture and any supplemental indenture relating to such Offered Company Debt Securities and the Offered JCP Guarantees and to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, have been duly executed and authenticated in accordance with the provisions of the Company Indenture and any supplemental indenture relating to such Offered Company Debt Securities and the Offered JCP Guarantees and delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Company Debt Securities and the Offered JCP Guarantees, when issued and sold or otherwise distributed in accordance with the Company Indenture and any supplemental indenture relating to such Offered Company Debt Securities and the Offered JCP Guarantees and the applicable

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J. C. Penney Corporation, Inc.

April 24, 2013

underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company (in the case of the Offered Company Debt Securities) and JCP (in the case of the Offered JCP Guarantees), enforceable against the Company (in the case of the Offered Company Debt Securities) and JCP (in the case of the Offered JCP Guarantees) in accordance with their respective terms under the laws of the State of New York, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

5. With respect to any series of Company Warrants to be offered by the Company pursuant to the Registration Statement (the “Offered Company Warrants”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Company Warrants has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Company Warrants are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Company Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Company Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Company Warrants, the applicable Company Warrant Agreement and related matters; (v) a Company Warrant Agreement relating to the Offered Company Warrants has been duly authorized, executed and delivered by each party thereto; (vi) the terms of the Offered Company Warrants and of their issuance and sale have been duly established in conformity with the applicable Company Warrant Agreement so as not to violate any applicable law, the Company Certificate of Incorporation or the Company Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or other governmental authority having jurisdiction over the Company and the applicable Company Warrant Agent; and (vii) the Offered Company Warrants have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Company Warrant Agreement to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act, in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Company Warrants, when issued and sold or otherwise distributed in accordance with the applicable Company Warrant Agreement and the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

6. With respect to any Stock Purchase Contracts to be offered by the Company pursuant to the Registration Statement (the “Offered Stock Purchase Contracts”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has

J. C. Penney Company, Inc.

J. C. Penney Corporation, Inc.

April 24, 2013

become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Stock Purchase Contracts has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Stock Purchase Contracts are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Stock Purchase Contracts has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Company Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Stock Purchase Contracts and related matters; (v) a Stock Purchase Contract Agreement relating to the Offered Stock Purchase Contracts has been duly authorized, executed and delivered by each party thereto; (vi) the terms of the Offered Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Stock Purchase Contract Agreement so as not to violate any applicable law, the Company Certificate of Incorporation or the Company Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or other governmental authority having jurisdiction over the Company and the applicable Stock Purchase Contract Agent; (vii) the Preferred Stock or Common Stock relating to such Offered Stock Purchase Contracts have been duly issued and paid for in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto; and (viii) the Offered Stock Purchase Contracts have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Stock Purchase Contract Agreement to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act, in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Stock Purchase Contracts, when issued and sold or otherwise distributed in accordance with the applicable Stock Purchase Contract Agreement and the applicable purchase agreement or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

7. With respect to any Stock Purchase Units to be offered by the Company pursuant to the Registration Statement (the “Offered Stock Purchase Units”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered Stock Purchase Units has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered Stock Purchase Units are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered Stock Purchase Units has been duly authorized, executed and delivered by the Company and the other parties thereto; (iv) the Company Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Stock Purchase Units and related matters; (v) the terms of the Offered Stock Purchase Units and the related Offered Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the applicable Stock Purchase Contract Agreement of which the Offered Stock Purchase Units are a component so as not to violate any applicable law, the Company Certificate of Incorporation or the Company Bylaws or result in a default under or

J. C. Penney Company, Inc.

J. C. Penney Corporation, Inc.

April 24, 2013

breach of any agreement or instrument binding upon the Company and so as to comply with any requirement or restriction imposed by any court or other governmental authority having jurisdiction over the Company and the applicable Stock Purchase Contract Agent; (vi) the Preferred Stock or Common Stock relating to such Offered Stock Purchase Contracts have been duly issued and paid for in the manner contemplated in the Registration Statement and any prospectus supplement relating thereto; and (vii) the Offered Stock Purchase Units have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable Stock Purchase Contract Agreement to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act, in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered Stock Purchase Units, when issued and sold or otherwise distributed in accordance with the applicable Stock Purchase Contract Agreement and the applicable purchase agreement or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

8. With respect to any series of JCP Debt Securities to be offered by JCP pursuant to the Registration Statement (the “Offered JCP Debt Securities”) and any Company Debt Guarantees with respect to such Offered JCP Debt Securities to be offered by the Company (the “Offered Company Guarantees”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act and the JCP Indenture has been qualified under the TIA; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered JCP Debt Securities and the Offered Company Guarantees has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations promulgated thereunder; (iii) if the Offered JCP Debt Securities and the Offered Company Guarantees are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered JCP Debt Securities and the Offered Company Guarantees has been duly authorized, executed and delivered by the Registrants and the other parties thereto; (iv) any supplemental indenture relating to the Offered JCP Debt Securities and the Offered Company Guarantees has been duly authorized, executed and delivered by the Registrants and the other parties thereto; (v) the JCP Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of JCP have taken all necessary corporate action to approve the issuance, sale and terms of the Offered JCP Debt Securities and related matters; (vi) the Company Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary action to approve the issuance, sale and terms of the Offered Company Guarantees and related matters; (vii) the terms of the Offered JCP Debt Securities and of their issuance and sale and of the Offered Company Guarantees and of their issuance and sale have been duly established in conformity with the JCP Indenture and any supplemental indenture relating to such Offered JCP Debt Securities and Offered Company Guarantees so as not to violate any applicable law or the JCP Certificate of Incorporation, the JCP Bylaws, the Company Certificate of Incorporation or the Company Bylaws as then in effect or result in a default under or breach of any agreement or instrument binding upon JCP or the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over JCP or the Company; and (viii) the Offered JCP Debt Securities and the Offered Company Guarantees, in a form compliant with the JCP Indenture and any supplemental indenture relating to such Offered JCP Debt Securities and Offered

J. C. Penney Company, Inc.

J. C. Penney Corporation, Inc.

April 24, 2013

Company Guarantees and to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, have been duly executed and authenticated in accordance with the provisions of the JCP Indenture and any supplemental indenture relating to such Offered JCP Debt Securities and Offered Company Guarantees and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered JCP Debt Securities and the Offered Company Guarantees, when issued and sold or otherwise distributed in accordance with the JCP Indenture and any supplemental indenture relating to such Offered JCP Debt Securities and Offered Company Guarantees and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of JCP (in the case of the Offered JCP Debt Securities) and the Company (in the case of the Offered Company Guarantees), enforceable against JCP (in the case of the Offered JCP Debt Securities) and the Company (in the case of the Offered Company Guarantees) in accordance with their respective terms under the laws of the State of New York, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

9. With respect to any series of JCP Warrants to be offered by JCP pursuant to the Registration Statement (the “Offered JCP Warrants”), when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act; (ii) an appropriate prospectus supplement or term sheet with respect to the Offered JCP Warrants has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (iii) if the Offered JCP Warrants are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Offered JCP Warrants has been duly authorized, executed and delivered by JCP and the other parties thereto; (iv) the JCP Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of JCP have taken all necessary corporate action to approve the issuance and terms of the Offered JCP Warrants and related matters; (v) a JCP Warrant Agreement relating to the Offered JCP Warrants has been duly authorized, executed and delivered by each party thereto; (vi) the terms of the Offered JCP Warrants and of their issuance and sale have been duly established in conformity with the applicable JCP Warrant Agreement so as not to violate any applicable law, the JCP Certificate of Incorporation or the JCP Bylaws or result in a default under or breach of any agreement or instrument binding upon JCP and so as to comply with any requirement or restriction imposed by any court or other governmental authority having jurisdiction over JCP and the applicable JCP Warrant Agent; and (vii) the Offered JCP Warrants have been duly executed, delivered, countersigned, issued and sold in accordance with the provisions of the applicable JCP Warrant Agreement to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act, in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, the Offered JCP Warrants, when issued and sold or otherwise distributed in accordance with the applicable JCP Warrant Agreement and the applicable underwriting agreement or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of JCP, enforceable against the JCP in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights

J. C. Penney Company, Inc.

J. C. Penney Corporation, Inc.

April 24, 2013

generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

10. With respect to any series of Co-Issuer Securities to be offered by the Registrants pursuant to the Registration Statement, when (i) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act and the Co-Issuer Indenture has been qualified under the TIA; (ii) an appropriate prospectus supplement or term sheet with respect to the Co-Issuer Securities has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations promulgated thereunder; (iii) if the Co-Issuer Securities are to be sold or otherwise distributed pursuant to a firm commitment underwritten offering, the underwriting agreement with respect to the Co-Issuer Securities has been duly authorized, executed and delivered by the Registrants and the other parties thereto; (iv) any supplemental indenture relating to the Co-Issuer Securities has been duly authorized, executed and delivered by the Registrants and the other parties thereto; (v) the JCP Board of Directors and the Company Board of Directors, including any appropriate committee appointed thereby, and appropriate officers of the Registrants have taken all necessary corporate action to approve the issuance, sale and terms of the Co-Issuer Securities and related matters; (vi) the terms of the Co-Issuer Securities and of their issuance and sale have been duly established in conformity with the Co-Issuer Indenture and any supplemental indenture relating to such Co-Issuer Securities so as not to violate any applicable law or the JCP Certificate of Incorporation, the JCP Bylaws, the Company Certificate of Incorporation or the Company Bylaws as then in effect or result in a default under or breach of any agreement or instrument binding upon JCP or the Company and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over JCP or the Company; and (vii) the Co-Issuer Securities, in a form compliant with the Co-Issuer Indenture and any supplemental indenture relating to such Co-Issuer Securities and to be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a Current Report on Form 8-K or other applicable report under the Exchange Act in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto, have been duly executed and authenticated in accordance with the provisions of the Co-Issuer Indenture and any supplemental indenture relating to such Co-Issuer Securities and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Co-Issuer Securities, when issued and sold or otherwise distributed in accordance with the Co-Issuer Indenture and any supplemental indenture relating to such Co-Issuer Securities and the applicable underwriting agreement, if any, or any other duly authorized, executed and delivered valid and binding agreement, will be valid and binding obligations of JCP and the Company, enforceable against JCP and the Company in accordance with their respective terms under the laws of the State of New York, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (c) public policy considerations which may limit the rights of parties to obtain remedies.

11. With respect to any Secondary Shares to be offered by the Selling Stockholder, such Secondary Shares have been duly authorized and upon issuance will be validly issued, fully paid and nonassessable, provided that the consideration therefor is not less than 50¢ per share of Common Stock.

I hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. I also hereby consent to the reference to me under the heading “Legal Matters” in the prospectus which forms a part of the Registration Statement. In giving this consent, I do not thereby

J. C. Penney Company, Inc.

J. C. Penney Corporation, Inc.

April 24, 2013

admit that I am within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission promulgated thereunder. This opinion is expressed as of the date hereof unless otherwise expressly stated, and I disclaim any undertaking to advise you of any subsequent changes in the facts stated or assumed herein or of any subsequent changes in applicable laws.

Very truly yours,

/s/ Janet Dhillon

Janet Dhillon

Executive Vice President,

General Counsel and Secretary